UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

SILVERPEPPER COMMODITY STRATEGIES GLOBAL MACRO FUND

Institutional Class – SPCIX

Advisor Class – SPCAX

ANNUAL REPORT

JUNE 30, 2020

SILVERPEPPER MERGER ARBITRAGE FUND

Institutional Class – SPAIX

Advisor Class – SPABX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds, if you hold your shares directly with the Funds, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Funds, you may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 855-554-5540 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports at 855-554-5540 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Managers Series Trust's Funds you hold directly or through your financial intermediary, as applicable.

SilverPepper Funds

Each a series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
SilverPepper Commodity Strategies Global Macro Fund
Fund Performance	8
Consolidated Schedule of Investments	9
Consolidated Statement of Assets and Liabilities	16
Consolidated Statement of Operations	17
Consolidated Statements of Changes in Net Assets	18
Consolidated Financial Highlights	19
SilverPepper Merger Arbitrage Fund
Fund Performance	21
Schedule of Investments	22
Statement of Assets and Liabilities	25
Statement of Operations	26
Statements of Changes in Net Assets	27
Statement of Cash Flows	28
Financial Highlights	29
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	48
Supplemental Information	50
Expense Examples	53

This report and the financial statements contained herein are provided for the general information of the shareholders of the SilverPepper Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.silverpepperfunds.com

Annual Report Letter to SilverPepper’s Shareholders

June 30, 2020

To my fellow shareholders in the SilverPepper Funds:

In 20th Century England, the death of a canary was the first sign that carbon monoxide had infiltrated the mine. When the canary keeled over, it meant that the miners should scramble for high ground. In retrospect, it’s hard to imagine that flu-like symptoms from a virus emanating from either Bat Soup, Kung Pao Pangolin, or a P4-level BioLab, in Wuhan, China, would be our “COVID in the Coal Mine”! The lockdown in Wuhan was the first of many cascading reactions across the globe, that simply sucked the oxygen out of the global economy and had the single largest impact on the SilverPepper Funds’ performance during the past 12 months.

Pre-COVID, the global economy was humming, and we were optimistic. The U.S. stock market was up nearly 30% at the end of 2019. Corporate merger and acquisition activity were near historical levels. And we felt that a long-stalled rebound in commodity markets would commence with the signing of President Trump’s Phase One Trade Deal.

But the news turned ugly in the first half of 2020. Just weeks into the New Year, we began to hear chirps of “COVID” or “Corona” emanating from China. Governments across the globe, from California to Cape Town, started searching for high ground, implementing stay-at-home orders, bifurcating workers into peculiar buckets of “essential” versus “non-essential,” as well as imposing shutdowns on broad swaths of their economies.

Financial markets and the economy reacted badly, as they began to anticipate a record-breaking global economic recession. Practically overnight, the unemployment rate rose to 14.7%, the highest level ever calculated. From mid-February to mid-March, the S&P 500 fell 34%, and experienced a 12% drop on March 16th alone, its third largest single-day decline since 1923.

And, in desperation for a pocket of fresh air, investors rushed to 10-year U.S. Treasury Bonds, seemingly happy for a meager 0.4% yield. During this meltdown, merger and acquisition activity came to a halt. And commodity markets fell in concert with stock and bond markets.

There can be no guarantee that any strategy will be successful, and diversification does not ensure a profit or guarantee against a loss. All investing involves risk, including loss of principal. Past performance does not guarantee future results.

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SilverPepper’s Funds

I.	The SilverPepper Commodity Strategies Global Macro Fund

The Bloomberg Commodity Total Return Index (BCOM) fell 17.38% during the past 12 months. In contrast, the SilverPepper Commodity Strategies Global Macro Fund (SPCIX) declined 12.10% during the same period, strongly outperforming the BCOM by 528 basis points. Although our outperformance is noteworthy, so too is the simple fact that we failed to generate a positive return for our investors. Yet, by limiting the Fund’s losses, we make getting back to positive territory much more likely. And, our risk-control process has been vital to our long-term outperformance, as the Fund continues to be the #1 Performing Fund, based on total return, out of the 90 funds in its Morningstar Category, “Commodities Broad Basket,” since its inception on October 31, 2013 to June 30, 2020 -- with about ½ the risk of the Index.

Risk Controls Paid Off in Crude

Over the years our active investing in crude oil, as well as our active risk management, has been one of the key sources of our notable outperformance relative to the BCOM. This year was no different, as energy commodities, particularly West Texas Intermediate Crude (WTI) and Brent Crude, were two-of-the-three largest profit drivers for the Fund in 2019. But crude prices do not travel in a straight-line. Instead, crude prices tend to be volatile. Consider that WTI crude was priced at $45 a barrel entering 2019, having fallen from prices as high as $75 in October of 2018, and ended 2019 at $61 only to trade slightly below $40 per barrel on June 30, 2020.

Entering 2020, we felt oil prices would continue to be volatile, but range bound. Barring any significant issues, we felt WTI prices would fluctuate between $55 and $65 per barrel. That scenario, however, blew up with the advent of COVID. By January 23rd, as chirps coming out of China about COVID grew louder, and with oil at $55, the low end of our range, we prepped for a break in oil prices to the downside. We reduced our crude oil exposure to 7.5% of the portfolio, less than half of the Index weight. In addition, as volatility began to increase, we made a concerted decision to use options, to give us beneficial exposure, regardless of where the volatility took us. As a result, by late February, with oil trading at about $51 per barrel, we bought puts that would get us to a net short position in WTI crude, if prices fell to $49 per barrel.

As alarm bells increased, and as President Trump stopped air carriers flying in from China, concerns started to grow quickly about the sharp drop in demand that was being forecasted. The Organization of Petroleum Exporting Countries, OPEC, held its 178th meeting in Vienna, Austria, to coordinate production cuts, in order to prop up the price of oil. Although the OPEC countries agreed to a reduction in supply of 500,000 barrels, to be shared pro-rata across the OPEC participants, Russia (known as an OPEC+ member) wanted no part of it. They viewed production cuts as a subsidy for oil producers in the United States. Russia wanted the U.S. to feel the pain of its own production cuts. Russia’s decision caused a cat fight with Saudi Arabia, who on March 9th announced they would not decrease, but actually increase oil production, from 9.7 million to 13 million barrels per day. This hostile action cratered oil markets. Prices fell 30%, to about $30 a barrel. Thankfully, our option positions, which are a part of our proactive risk controls, allowed us to avoid the bulk of the carnage.

Past performance does not guarantee future results. The performance data quoted represents past performance and current and future returns may be lower or higher. Share prices and investment returns fluctuate, and an investor’s shares may be worth more or less than the original cost upon redemption. For performance data as the current to most recent month end, call 855-554-5540.

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With the Saudis increasing production, and oil consumption screeching to a halt, WTI began descending further, trading below its cost of production -- which we peg around $40 per barrel. So, we sold some puts at $24. It was a way to earn income, by collecting the underwriting premium. And if oil prices fell to $24, we would be happy to increase our position in WTI, at a price, well below the cost of production. As we anticipated, prices fell and we had crude “put” to us. This was all well and good, but oil future contracts represent a physical commodity, not simply a paper asset. With crude demand plummeting in April, storage tanks hit capacity. Physical buyers, like refineries (even at these cheap prices), couldn’t buy more, because they had no place to put it – there was simply “no room at the inn.” Two days before the April settlement date, the markets went haywire, with oil trading all the way down to NEGATIVE $40 per barrel. There just weren’t any buyers. We were able to roll forward most of the crude in advance of the meltdown, but even we had to sell some crude futures contracts at negative prices to avoid physical delivery. That cost the Fund about 80 basis points in losses. And, the ongoing storage concerns continued to make trading difficult going forward, because we could not be certain, that come the next physical settlement date in May, that storage markets wouldn’t freeze up again.

Energy as a sector, including gasoline, heating oil, natural gas and diesel fuel contributed about 60% of the Fund’s total losses, with crude oil contributing about 32% of the Fund’s total losses in the second quarter of 2020. Yet, our energy position was also the biggest contributor to our outperformance versus the Fund’s Index, adding about 500 basis points of outperformance year-to-date. Going into the second half of 2020, we are underweight crude, holding a 6% position. We think we are topping, in the current range of $41 and $45, and that a second wave of COVID could keep demand for WTI crude weak. In contrast, we anticipate Brent Crude commanding a higher premium to WTI, as Asia’s and Europe’s testing results, and contact tracing, will help build confidence and support crude demand in those regions. We expect to build that position going forward.

Gold was Precious

The governmental response to COVID is a doubling-down on the extraordinary stimulus begun by the Federal Reserve in 2008. The virus sparked additional provocative monetary actions from the Fed, as well as fiscal action from the U.S. government, which doled out money through new legislative programs. Not only did the Fed push short-term interest rates to near zero, but Congress added approximately $4 Trillion in COVID stimulus. The Paycheck Protection Program (PPP) paid employers to keep payrolls full, and the CARES Act sent $1,200 rebates to single folks, and $2,400 to couples. So, consider this: pre-2008, money supply (M2) was $6 trillion. Now the money supply stands at $18 trillion! If, as Milton Friedman proclaimed, “inflation is a monetary phenomenon,” then it certainly makes sense to be on guard about future inflation. We are.

In 1971, the U.S. discarded the Gold Standard in favor of a fiat currency. Yet, in the first half of 2020, the Fund embraced the “Gold Standard,” so to speak, by making gold the largest position in the Fund. As of June 30, gold comprised 18% of the Fund’s assets. The position got as large as 32%, but we started to trim the position, as gold rose above $1,760 per ounce. As gold has continued to climb north of $1,800, we have established a core long position. Yet, we also recognize that in the first half of 2020, nearly $40 billion found its way into gold-backed ETFs. This is a pretty sizable, speculative inflow. So we need to be on guard for any quick capitulation selling, or an unexpected rebound in the value of the U.S. dollar. For that reason, we also bought put options, at strike prices of $1,760 and below, with the goal of protecting you against a sudden change in sentiment.

Gold was the most profitable position in the portfolio, as gold prices climbed 18% in the first half of 2020. Despite the upward move, we continue to like inflation-hedging assets against the dollar, like gold and silver (6.5% of the portfolio). We also have exposure to other currencies, such as the Japanese Yen, the Euro, and the Aussie Dollar, all of which should benefit if the dollar weakens.

Where did the corn crop go?

Every day, our team has been in the fields in southeast Minnesota, at the Galtere Research & Development Center, tending to corn and soybean fields. During the first half of 2020, we have been neutral to bearish on corn, because conditions have been perfect ever since planting began in April. Rain was timely, with the crop looking really good going into the end of June. And, with farmers’ planting intentions tallying up to 97 million acres, we thought corn prices could keep going lower – even below our estimate of the cost of production, around $3.50 per bushel. As a result, our corn position was a mere 2% of the Fund’s assets, 60% less than Index’s weight, as we closed out the quarter.

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But, now, our opinion is turning. We think we are close to the lows on corn. Our reversal of opinion stems from two factors. First, we had some very hot weather leading up to tasseling and pollination. Second, 5 million acres of corn have disappeared. That’s right. On June 30, the United States Department of Agriculture (USDA) estimated that only 92 million acres had been planted, which is 5 million acres less than previously estimated. This 5-million-acre reduction from farmers’ intentions, is the largest we have seen since 1983. So, where did the corn crop go?

To figure that out, we have been speaking directly with producers at our research center, and in the surrounding fields of Wisconsin and Illinois. We’ve been meeting with co-ops. They all affirm the loss of acreage. Normally, if corn acreage was down, soybean acreage would be up. Because of COVID, uncertainty on China’s purchases, and the expectation that corn-based ethanol demand would sharply decline, it looks like planters simply left 5-million acres fallow. Given this sharp reduction in plantings, we think current prices are too low, especially given the amount of short positions that speculative traders have on the books. Even if we don’t get any yield degradations from bad weather, we would forecast a rally, up to the government subsidy prices of $3.77 to $3.88 per bushel. And, if weather does stress the crop, we would anticipate a rally into the $4 to $4.20 range per bushel. This is a dynamic market, given the missing 5 million acres. Therefore, we are building a long corn position, but also overlaying it with positively convex options, to increase our returns exponentially in a rally, and reduce our exposure (indeed, get outright short) on a major break to the downside. Active monitoring will be key.

We have been working diligently to have the Fund’s portfolio reflect the short-term volatility and the long-term opportunities in commodities. We have recently increased the Fund’s overall exposure to 95% of net asset value, up from the 70% exposure we had in March, the most oxygen-deprived moment in the market. In light of the changing circumstances, we expect to be active managers, pro-actively managing risk, and looking for rapidly changing shifts in the supply and demand of commodities that can feed, power, clothe, and provide shelter for the growing world.

II.	SilverPepper Merger Arbitrage Fund

The SilverPepper Merger Arbitrage Fund (SPAIX) had a topsy-turvy 12-month period. The Fund finished 2019 in good shape, posting a 5.26% gain -- our best since 2015. But the first six months of 2020, particularly in the oxygen-deprived month of March, hit the Fund hard. In particular, on March 16, 2020, with a global-economic shutdown taking shape, market participants were spooked by the Federal Reserve Bank’s extreme emergency response to the looming economic crisis, sending the S&P 500 down 12% that day, the third worst day since it was founded in 1923. Similarly, the SilverPepper Merger Arbitrage Fund lost 10.74%, by far the worst day in its history, as spreads widened dramatically on most every merger deal in the portfolio. Despite the Fund’s returns rapidly rebounding in April – it was the Fund’s best month in its history – the Fund still lost 3.96% for the trailing 12-month period ending June 30, 2020, which ranked the Fund in the third quartile (74 out of 110 funds) of its Morningstar Market Neutral Category, based on total return, and well below its benchmark index, the S&P 500, which was up 7.51% for the same trailing 12-month period.

No Place to Hide

March 2020 sucked the air out of the stock market, making it immensely difficult for merger arbitrage funds to avoid losses. Indeed, the carnage across announced merger and acquisitions was widespread. To illustrate: IberiaBank lost 38.2% from March 16th to the 18th; ForeScout Technologies lost 25.2%; Front Yard Residential lost 23.4%; Tallgrass Energy lost 20%; Taubman Centers lost 15.5%; Tiffany & Co. lost 13% -- and the list goes on. Over those three days, the Fund lost 11.98%, which was the lion’s share of its 13.36% drawdown over the period. It was four times worse than the previous worst drawdown in the Fund’s history, which occurred in late 2014.

There can be no guarantee that any strategy will be successful, and diversification does not ensure a profit or guarantee against a loss. All investing involves risk, including loss of principal. Past performance does not guarantee future results.

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However, the damage to the merger market was more lasting than a temporary widening of spreads. Some deals were irretrievably broken as the economic and medical crisis played out, never to be repaired. For example, the Front Yard Residential (RESI) deal broke on May 4, 2020. Front Yard rents single family homes across the country and had agreed in February to be bought for $12.50 per share by Amherst Residential, a firm in the same business. Amherst walked away soon after, with little explanation. Their excuse? That during this period of time, the “integration of operations was too operationally difficult.” What does that mean? Did they ever think operational integration would be easy? Come on.

Not everything went bad, though. Several other deals in the portfolio closed after delay, renegotiation, or simply a lot of consternation. Blackstone Infrastructure Fund’s (BIF) acquisition of Tallgrass Energy (TGE) illustrated the challenging environment. That deal suffered double jeopardy. As noted, the economic shutdown in March created challenges for all mergers. But this one was in the oil and gas sector, which was pummeled by massive price declines in March, as the Saudis opened the spigots, and Russia followed suit. Blackstone had agreed to pay $22.45 in cash for TGE shares, in December 2019. They were likely confident in their valuation, because at the time, they already owned 44% of Tallgrass. Nevertheless, there was widespread speculation that Blackstone would try to abandon the deal, or renegotiate the price. At the low point in mid-March, Tallgrass shares traded down to $12.76, 43% below the agreed-upon merger price. We stayed in the deal for several reasons. First, we were convinced that the merger contract was a tight one. And second, we believed that Blackstone would be loath to walk away from the merger, because it was one of the first buyouts by their infrastructure fund, and they would be substantially damaging their reputation, and their existing 44% stake. On April 17th, Blackstone finally completed the transaction, and the Fund recouped all its losses, and made a slight gain.

As the entire merger market fell apart, we pared the most damaged deals from the portfolio, based on our paramount goal of avoiding further losses. As of June 30, the Fund’s holdings had been pared down to 10 deals in which we had confidence, which is well below the 20 to 30 merger deals we typically own at one time.

We’re holding tight to our conservative deal-selection principles, because the damage to the merger and acquisition business may persist for a while. Most corporate leaders are too busy figuring out how to survive in the post-pandemic world, to contemplate how to grow with a risky merger. Deal activity has dried up. For example, in June 2020, deal activity was down 70% from the previous year. As a result, there has been little opportunity to reload the Fund and make up the losses.

Previously, that’s how it played out. In the past few occasions when the Fund lost some money on a troubled deal -- maybe a delay, or an attempted renegotiation -- we’ve always been able to invest in new deals, and regenerate positive returns, which enabled the Fund to finish every prior year in the black. And, importantly, those returns in those years have been largely independent of the stock and bond markets.

But this year has been different. We tracked the stock market down, as both the economy and the merger market went south simultaneously. They moved together, because it wasn’t just a deal or two that went bad when the market plunged -- it was the entire merger and acquisition market that cratered. In the investment world, this is called a “systematic shock” -- it hits everything hard. And because it was systematic, there was no place to hide.

There was no place for the other merger-arbitrage specialty funds to hide either, as they all performed poorly for the period. In fact, since the plunge on March 16th, our Fund excelled among those funds specializing in merger arbitrage.* We’re up 11.17%, from March 17th through the end of June.

Compared to the other handful of specialty Funds which have been around as long as ours -- we have similar long-term records. In the nearly seven years since our Fund’s inception, we’ve returned 2.40% per year. The group average is 2.26%. What’s more, our results dwarf the results of the Funds in the broader Morningstar “Market Neutral” category, which have only managed a 0.22% gain per year.

We’ve got plenty of dry powder in the Fund. So we’re prepared to take full advantage, when the merger market comes back. If you’re one of the many investors now, who has never experienced a prolonged bear market, we’d like to remind you, that the SilverPepper Merger Arbitrage Fund can help diversify your portfolio. We diversify a portfolio by tying our returns closely to the successful completion of a merger, which usually has little to do with the gyrations of the stock market. That basically means our Fund typically earns its returns at different times than the overall stock market, which may help smooth out your portfolio’s ride over time. And our correlation to the Barclays U.S. Bond Aggregate is also a low 0.17, which means we also don’t track the interest-rate risk that likely drives the ups and downs of your bond funds.

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Thank You

Finally, thank you to all our SilverPepper investors over the years, especially for sticking with us during these challenging months. We believe our low-correlation strategies, combined with our conservative approach to investing in commodities and mergers, will help us continue to meet our goal of delivering a favorable tradeoff between risk and return. Although many things may change due to the pandemic, the market for corporate mergers and acquisitions will return, and the SilverPepper Merger Arbitrage Fund will be there. And we’ll still burn gas, eat bacon, and hoard gold, creating investing opportunities for the SilverPepper Commodities Strategies Global Macro Fund. In our view, mergers and commodities are as essential as the air the canary breathes.

With Respect,

Patrick Reinkemeyer, CFA

Founder and President, SilverPepper LLC

IMPORTANT DISCLOSURE: The views in this letter were as of June 30, 2020 and may not necessarily reflect the same views on the date this letter is published or anytime thereafter. These views are intended to help SilverPepper shareholders in understanding the Funds’ investment strategies and do not constitute investment advice.

All investing involves risk, including the possible loss of principal. There can be no assurance that the Funds will achieve their investment objectives. The SilverPepper Commodity Strategies Global Macro Fund’s specific risks include futures/commodities risk, derivatives risk, Subsidiary risk, high-fee risk, foreign investment risk and non-diversification risk. Futures contracts may fluctuate significantly and unpredictably over short time periods and commodities are subject to disruptions and distortions, causing loss of principal. The SilverPepper Merger Arbitrage Fund’s specific risk is event risk, which revolves around the successful or unsuccessful completion of an announced merger or acquisition. If a merger does not close as expected, the Fund could lose money. Other risks include smaller companies’ risk, foreign investment risk, derivatives risk and non-diversification risk. Long positions could fall in value and short positions may rise or be imperfect hedges. Specific risks include derivatives risk, high-fee risk, tax risk, foreign investment risk and non-diversification risk. All these risks may increase costs, volatility and lower performance.

*About Merger Arbitrage Peer Group Methodology:  To create a peer group of funds that specialize in merger arbitrage, we initiated the following screening and classification process. Using Morningstar’s mutual-fund database, we screened for: 1). U.S. Domiciled Open-End Funds, with 2). Default Category: “Market Neutral,” (115 funds) with category start date on or before 3-16-2020 (115) for funds with 3). Unique Share Class and Institutional (lowest-fee) Share Class (47), for funds whose 4). Primary Investment Strategy Description was Merger Arbitrage, by initiating an automated screening for the word “merger” in either the Fund’s name, its investment strategy description or Morningstar Fund Analysis (8 funds), and screening out those funds whose investment strategy descriptions fell outside of 5). HFRI Event Driven: Merger Arbitrage Index, definitional requirements, excluding those funds whose investment process is not primarily focused on equity and equity related instruments, or strategies that specifically limit post-announced mergers to less than 75% of assets over a given market cycle(7 funds). For the one-year period, based on total return, the SilverPepper Merger Arbitrage Fund (SPAIX) was 7 out of 7 funds, and 6 out of 6 funds for the three-year period, and 3 out of 4 funds for the five-year period ending 6/30/2020.  Source: Morningstar Direct.

Performance Rankings:  The SilverPepper Commodity Strategies Global Macro Fund Institutional Share class (SPCIX) was 1 out of 86 funds for the since inception period based on total return. For the one-year period, the Fund was 14 out of 107 funds, and 22 out of 101 funds for the three-year period, and 10 out of 93 funds for the five-year period, all periods ending 6/30/2020. Since Inception time period is from 10/31/2013 to 06/30/2020 and includes all funds within Morningstar category, “Commodities Broad Basket,” as of 10/31/2013.  The SilverPepper Merger Fund Institutional Share class (SPAIX) was 14 out of 50 funds for the since inception period based on total return. Since Inception time period is from 10/31/2013 to 06/30/2020 and includes all funds within Morningstar category, “Market Neutral,” as of 10/31/2013. For the one-year period, the Fund was 72 out of 112 funds, and 55 out of 94 funds for the three-year period, and 33 out of 78 funds for the five-year period ending 6/30/2020.  Source: Morningstar Direct. Past performance is not indicative of future performance.

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Risk Rankings: Morningstar rankings are assigned based on monthly standard deviation of returns. The SilverPepper Commodity Strategies Global Macro Fund Institutional Share class (SPCIX) was ranked 5 out of 107 funds for the one-year period ending 06/30/2020,  1 out of 101 funds for the three-year period, 2 out of 93 funds for the five-year period ending 6/30/2020 and 2 out of 86 funds for the since inception time period, from 10/31/2013 to 6/30/2020. Includes all funds in the Morningstar category “Commodities Broad Basket.” The SilverPepper Merger Arbitrage Institutional Share Class (SPAIX) was ranked 96 out of 112 funds for the one-year period ending 06/30/2020,  57 out of 94 for the three-year period, 37 out of 78 for the five year period ending 6/30/2020 and 31 out of 50 funds for the since inception time period, from 10/31/2013 to 6/30/2020. The rankings include all funds within the Morningstar category “Market Neutral.” Source: Morningstar Direct. Past performance is not indicative of future performance.

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SilverPepper Commodity Strategies Global Macro Fund

FUND PERFORMANCE at June 30, 2020 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Bloomberg Commodity Total Return Index. The performance graph above is shown for the Fund’s Institutional Class shares; Advisor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

Bloomberg Commodity Total Return Index reflects the returns that are potentially available through an unleveraged investment in the futures contracts on 23 physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. This index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Return as of June 30, 2020	1 Year	5 Years	Since Inception	Inception Date
Advisor Class	-12.18%	-3.99%	-4.39%	10/31/13
Institutional Class	-12.10%	-3.95%	-4.28%	10/31/13
Bloomberg Commodity Total Return Index	-17.38%	-7.69%	-8.58%	10/31/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (855) 554-5540.

Gross and net expense ratios for the Advisor Class shares were 2.01% and 2.01%, respectively, and for the Institutional Class shares were 2.02% and 2.00%, respectively, which were the amounts stated in the current prospectus dated November 1, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Advisor has agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 2.24% and 1.99% of the average daily net assets of the Advisor Class and Institutional Class shares, respectively. This agreement is in effect until October 31, 2029 and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of June 30, 2020

Number
of Shares		Value
	COMMON STOCKS - 0.1%
	CONSUMER STAPLES - 0.1%
3,000	Walgreens Boots Alliance, Inc.	$127,170

	ENERGY - 0.0%
5,000	Range Resources Corp.	28,150
	TOTAL COMMON STOCKS
	(Cost $136,966)	155,320

Principal
Amount
	U.S. GOVERNMENT AND AGENCIES - 5.6%
	United States Treasury Bill
$7,000,000	0.076%, 7/23/2020[1]	6,999,517
	TOTAL U.S. GOVERNMENT AND AGENCIES
	(Cost $6,999,675)	6,999,517

Number
of Contracts
	PURCHASED OPTIONS CONTRACTS - 1.7%
	CALL OPTIONS - 1.1%
	CBOT Corn Futures
100	Exercise Price: $3.35, Notional Amount: $1,675,000, Expiration Date: July 24, 2020	71,250
120	Exercise Price: $3.40, Notional Amount: $2,040,000, Expiration Date: July 24, 2020	70,500
100	Exercise Price: $3.50, Notional Amount: $1,750,000, Expiration Date: July 24, 2020	39,375
200	Exercise Price: $3.40, Notional Amount: $3,400,000, Expiration Date: August 21, 2020	150,000
	CBOT Short-Dated New Crop Corn Futures
100	Exercise Price: $3.65, Notional Amount: $1,825,000, Expiration Date: July 24, 2020	30,625
	CBOT Soybean Futures
150	Exercise Price: $8.80, Notional Amount: $6,600,000, Expiration Date: July 24, 2020	103,125
	CBOT Soybean Meal Futures
100	Exercise Price: $2.90, Notional Amount: $2,900,000, Expiration Date: July 24, 2020	43,500
	CBOT Wheat Futures
100	Exercise Price: $5.30, Notional Amount: $2,650,000, Expiration Date: July 24, 2020	16,250
	ICE Robusta Coffee Futures
75	Exercise Price: $1,200.00, Notional Amount: $900,000, Expiration Date: August 19, 2020	31,500
100	Exercise Price: $1,225.00, Notional Amount: $1,225,000, Expiration Date: August 19, 2020	33,000
	NYBOT Cocoa Futures
50	Exercise Price: $2,550.00, Notional Amount: $1,275,000, Expiration Date: August 7, 2020	4,500
50	Exercise Price: $2,450.00, Notional Amount: $1,225,000, Expiration Date: November 6, 2020	28,000
150	Exercise Price: $2,600.00, Notional Amount: $3,900,000, Expiration Date: February 5, 2021	73,500
	NYBOT Coffee 'C' Futures
50	Exercise Price: $1.00, Notional Amount: $1,875,000, Expiration Date: July 10, 2020	61,687
50	Exercise Price: $1.03, Notional Amount: $1,921,875, Expiration Date: July 10, 2020	41,063
100	Exercise Price: $1.05, Notional Amount: $3,937,500, Expiration Date: August 14, 2020	155,625
70	Exercise Price: $1.15, Notional Amount: $3,018,750, Expiration Date: August 14, 2020	53,813

9

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Number
of Contracts		Value
	PURCHASED OPTIONS CONTRACTS - Continued
	CALL OPTIONS - Continued
	NYMEX Natural Gas Futures
100	Exercise Price: $1.90, Notional Amount: $1,900,000, Expiration Date: July 28, 2020	$72,000
50	Exercise Price: $2.35, Notional Amount: $1,175,000, Expiration Date: August 26, 2020	14,000
	NYMEX WTI Crude Oil Weekly Futures
100	Exercise Price: $39.50, Notional Amount: $3,950,000, Expiration Date: July 2, 2020	66,000
	Occidental Petroleum Corp.
150	Exercise Price: $20.00, Notional Amount: $300,000, Expiration Date: January 15, 2021	55,500
100	Exercise Price: $22.50, Notional Amount: $225,000, Expiration Date: January 15, 2021	26,500
	OTC EUR versus USD
100	Exercise Price: $1.13, Notional Amount: $14,125,000, Expiration Date: July 2, 2020	22,500
	Range Resources Corp.
300	Exercise Price: $3.00, Notional Amount: $90,000, Expiration Date: September 18, 2020	78,000
	TOTAL CALL OPTIONS
	(Cost $1,365,532)	1,341,813

	PUT OPTIONS - 0.6%
	CBOT Corn Futures
150	Exercise Price: $3.00, Notional Amount: $2,250,000, Expiration Date: July 24, 2020	5,625
250	Exercise Price: $3.20, Notional Amount: $4,000,000, Expiration Date: July 24, 2020	35,938
100	Exercise Price: $3.10, Notional Amount: $1,550,000, Expiration Date: August 21, 2020	15,000
	CBOT Soybean Futures
100	Exercise Price: $8.40, Notional Amount: $4,200,000, Expiration Date: July 24, 2020	11,250
	CMX Copper Futures
50	Exercise Price: $2.62, Notional Amount: $3,275,000, Expiration Date: August 26, 2020	66,250
	CMX Gold Futures
60	Exercise Price: $1,725.00, Notional Amount: $10,350,000, Expiration Date: July 2, 2020	2,400
50	Exercise Price: $1,760.00, Notional Amount: $8,800,000, Expiration Date: July 2, 2020	6,000
50	Exercise Price: $1,765.00, Notional Amount: $8,825,000, Expiration Date: July 2, 2020	8,000
	CMX Silver Futures
50	Exercise Price: $17.65, Notional Amount: $4,412,500, Expiration Date: July 28, 2020	61,500
35	Exercise Price: $17.70, Notional Amount: $3,097,500, Expiration Date: July 28, 2020	45,500
	NYBOT Cocoa Futures
90	Exercise Price: $2,150.00, Notional Amount: $1,935,000, Expiration Date: July 2, 2020	11,700
50	Exercise Price: $2,200.00, Notional Amount: $1,100,000, Expiration Date: August 7, 2020	48,000
50	Exercise Price: $2,250.00, Notional Amount: $1,125,000, Expiration Date: August 7, 2020	63,000
	NYBOT Coffee 'C' Futures
35	Exercise Price: $0.95, Notional Amount: $1,246,875, Expiration Date: July 10, 2020	8,006
30	Exercise Price: $0.95, Notional Amount: $1,068,750, Expiration Date: September 11, 2020	31,162
	NYBOT Sugar #11 Futures
80	Exercise Price: $0.12, Notional Amount: $1,075,200, Expiration Date: July 15, 2020	25,984
	NYMEX RBOB Gasoline Futures
10	Exercise Price: $1.10, Notional Amount: $462,000, Expiration Date: September 25, 2020	55,902

See accompanying Notes to Financial Statements.

10

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Number
of Contracts		Value
	PURCHASED OPTIONS CONTRACTS - Continued
	PUT OPTIONS - Continued
	NYMEX WTI Crude Oil Futures
100	Exercise Price: $36.00, Notional Amount: $3,600,000, Expiration Date: July 16, 2020	$81,000
35	Exercise Price: $37.50, Notional Amount: $1,312,500, Expiration Date: July 16, 2020	40,600
50	Exercise Price: $39.50, Notional Amount: $1,975,000, Expiration Date: July 16, 2020	95,000
15	Exercise Price: $40.50, Notional Amount: $607,500, Expiration Date: July 16, 2020	36,150
	TOTAL PUT OPTIONS
	(Cost $1,223,651)	753,967

	TOTAL PURCHASED OPTIONS CONTRACTS
	(Cost $2,589,183)	2,095,780

Principal
Amount
	SHORT-TERM INVESTMENTS - 68.7%
$85,661,638	UMB Money Market Fiduciary, 0.01%[2]	85,661,638
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $85,661,638)	85,661,638

	TOTAL INVESTMENTS - 76.1%
	(Cost $95,387,462)	94,912,255
	Other Assets in Excess of Liabilities - 23.9%	29,809,666
	TOTAL NET ASSETS - 100.0%	$124,721,921

 See accompanying Notes to Financial Statements.

11

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Number
of Shares		Value
	SECURITIES SOLD SHORT - (0.1)%
	COMMON STOCKS - (0.1)%
	ENERGY - (0.0)%
(25,000)	Range Resources Corp.	$(140,750)
	TOTAL COMMON STOCKS
	(Proceeds $155,840)	(140,750)

	TOTAL SECURITIES SOLD SHORT
	(Proceeds $155,840)	$(140,750)

Number
of Contracts
	WRITTEN OPTIONS CONTRACTS - (0.1)%
	CALL OPTIONS - (0.1)%
	CMX Silver Futures
(35)	Exercise Price: $18.50, Notional Amount: $3,237,500, Expiration Date: July 28, 2020	(125,825)
	TOTAL CALL OPTIONS
	(Proceeds $84,146)	(125,825)

	PUT OPTIONS - (0.0)%
	NYBOT Cocoa Futures
(30)	Exercise Price: $2,350.00, Notional Amount: $705,000, Expiration Date: July 2, 2020	(49,500)
	TOTAL PUT OPTIONS
	(Proceeds $31,448)	(49,500)

	TOTAL WRITTEN OPTIONS CONTRACTS
	(Proceeds $115,594)	$(175,325)

EUR - Euro

[1]	All or a portion of this security is segregated as collateral.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

12

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

FUTURES CONTRACTS

					Unrealized
	Expiration	Number of	Notional	Value at	Appreciation
Long Contracts	Date	Contracts	Value	June 30, 2020	(Depreciation)
Commodity Futures
CBOT Corn	September 2020	286	$4,635,718	$4,883,450	$247,732
CBOT Denatured Ethanol	August 2020	9	314,653	314,505	(148)
CBOT Soybean	August 2020	75	3,224,618	3,295,313	70,695
CBOT Soybean	November 2020	74	3,179,489	3,264,325	84,836
CBOT Soybean Meal	August 2020	165	4,735,685	4,770,150	34,465
CBOT Soybean Oil	August 2020	61	1,044,797	1,029,924	(14,873)
CBOT Wheat	September 2020	134	3,268,403	3,294,725	26,322
CME Lean Hogs	July 2020	90	2,048,011	1,626,300	(421,711)
CME Live Cattle	August 2020	50	1,951,070	1,925,500	(25,570)
CMX Copper	September 2020	238	15,185,154	16,234,575	1,049,421
CMX Gold	August 2020	86	14,971,800	15,484,300	512,500
CMX Gold	October 2020	50	8,596,539	9,050,000	453,461
CMX Silver	September 2020	127	11,320,548	11,834,495	513,947
ICE Brent Crude Oil	September 2020	15	651,636	619,050	(32,586)
ICE Low Sulphur Gas	July 2020	40	1,259,097	1,409,000	149,903
KCBT Hard Red Winter Wheat	September 2020	70	1,555,142	1,539,125	(16,017)
LME Primary Aluminum	July 2020	200	7,850,693	7,968,750	118,057
LME Primary Nickel	July 2020	56	4,235,725	4,288,032	52,307
LME Zinc	July 2020	37	1,859,338	1,885,381	26,043
MGE Red Wheat	September 2020	3	77,823	78,038	215
NYBOT Cocoa	September 2020	50	1,217,686	1,093,000	(124,686)
NYBOT Cocoa	December 2020	40	912,649	874,000	(38,649)
NYBOT Coffee 'C'	September 2020	164	5,833,983	6,211,500	377,517
NYBOT Cotton #2	December 2020	61	1,798,847	1,856,840	57,993
NYBOT Sugar #11	October 2020	212	2,814,452	2,839,782	25,330
NYMEX Natural Gas	August 2020	270	5,070,601	4,727,700	(342,901)
NYMEX Natural Gas	September 2020	13	376,684	232,570	(144,114)
NYMEX Natural Gas	October 2020	13	376,684	245,310	(131,374)
NYMEX Natural Gas	November 2020	13	376,684	296,660	(80,024)
NYMEX Natural Gas	December 2020	13	376,684	357,110	(19,574)
NYMEX Natural Gas	May 2022	75	1,655,239	1,669,500	14,261
NYMEX NY Harbor ULSD	August 2020	44	2,277,033	2,192,652	(84,381)
NYMEX Platinum	October 2020	40	1,699,927	1,702,400	2,473
NYMEX RBOB Gasoline	August 2020	50	2,445,425	2,523,150	77,725
NYMEX RBOB Gasoline	October 2020	10	337,942	463,722	125,780
NYMEX WTI Crude Oil	August 2020	186	7,238,428	7,304,220	65,792

Foreign Exchange Futures
CME Euro	September 2020	4	570,263	562,675	(7,588)
CME Japanese Yen	September 2020	26	3,051,020	3,013,075	(37,945)
Total Long Contracts			$130,396,170	$132,960,804	$2,564,634

13

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

FUTURES CONTRACTS - Continued

					Unrealized
	Expiration	Number of	Notional	Value at	Appreciation
Short Contracts	Date	Contracts	Value	June 30, 2020	(Depreciation)
Commodity Futures
CBOT Corn	December 2020	(380)	$(6,402,055)	$(6,659,500)	$(257,445)

Equity Futures
CME E-mini S&P 500	September 2020	(6)	(931,995)	(927,060)	4,935

Foreign Exchange Futures
FNX United States Dollar	September 2020	(20)	(1,925,261)	(1,946,980)	(21,719)
Total Short Contracts			(9,259,311)	(9,533,540)	(274,229)

TOTAL FUTURES CONTRACTS			$121,136,859	$123,427,264	$2,290,405

See accompanying Notes to Financial Statements.

14

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SUMMARY OF INVESTMENTS

As of June 30, 2020

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Consumer Staples	0.1%
Energy	0.0%
Total Common stocks	0.1%
U.S. Government and Agencies	5.6%
Purchased Options Contracts	1.7%
Short-Term Investments	68.7%
Total Investments	76.1%
Other Assets in Excess of Liabilities	23.9%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

15

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2020

Assets:
Investments, at value (cost $92,798,279)	$92,816,475
Purchased options contracts, at value (cost $2,589,183)	2,095,780
Foreign currency, at value (cost $173)	175
Cash held by broker for futures contracts	21,157,397
Cash collateral held at custodian for benefit of broker for forward foreign currency exchange contracts	7,000,000
Receivables:
Unrealized appreciation on open futures contracts	4,091,710
Fund shares sold	72,272
Dividends and Interest	670
Prepaid expenses	11,963
Other assets	11,055
Total assets	127,257,497

Liabilities:
Securities sold short, at value (proceeds $155,840)	140,750
Written options contracts, at value (proceeds $115,594)	175,325
Foreign currency due to custodian, at value (proceeds $72)	72
Payables:
Fund shares redeemed	12,950
Investment securities purchased	97,580
Dividends and interest on securities sold short	70
Unrealized depreciation on open futures contracts	1,801,305
Advisory fees	157,199
Shareholder servicing fees (Note 7)	6,243
Fund accounting and administration fees	35,548
Transfer agent fees and expenses (Note 2)	58,058
Custody fees	7,881
Auditing fees	19,715
Trustees' deferred compensation (Note 3)	4,476
Chief Compliance Officer fees	1,641
Trustees' fees and expenses	742
Accrued other expenses	16,021
Total liabilities	2,535,576

Net Assets	$124,721,921

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$154,780,816
Total accumulated deficit	(30,058,895)
Net Assets	$124,721,921

Maximum Offering Price per Share:
Advisor Class Shares:
Net assets applicable to shares outstanding	$3,655,433
Shares of beneficial interest issued and outstanding	520,060
Redemption price per share	$7.03

Institutional Class Shares:
Net assets applicable to shares outstanding	$121,066,488
Shares of beneficial interest issued and outstanding	17,135,114
Redemption price per share	$7.07

See accompanying Notes to Financial Statements.

16

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended June 30, 2020

Investment Income:
Dividends	$5,323
Interest	1,367,877
Total investment income	1,373,200

Expenses:
Advisory fees	1,930,660
Shareholder servicing fees - Advisor Class (Note 7)	8,261
Sub-transfer agent fees and expenses - Institutional Class	230,630
Fund accounting and administration fees	187,014
Transfer agent fees and expenses	33,331
Custody fees	17,196
Shareholder reporting fees	41,105
Registration fees	35,000
Chief Compliance Officer fees	20,599
Legal fees	20,360
Auditing fees	19,884
Interest expense	14,917
Miscellaneous	11,040
Trustees' fees and expenses	10,799
Insurance fees	2,683
Dividends on securities sold short	790
Total expenses	2,584,269
Fees paid indirectly (Note 3)	(10,133)
Sub-transfer agent fees and expenses - Institutional Class recovered	3,627
Net expenses	2,577,763
Net investment loss	(1,204,563)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	273,259
Purchased options contracts	(14,286,409)
Futures contracts	(8,583,768)
Securities sold short	20,260
Written options contracts	5,234,824
Forward foreign currency exchange contracts	(133,784)
Foreign currency transactions	(103,773)
Net realized loss	(17,579,391)
Net change in unrealized appreciation/depreciation on:
Investments	(4,556)
Purchased options contracts	(21,078)
Futures contracts	1,413,908
Securities sold short	15,090
Written options contracts	181,054
Forward foreign currency exchange contracts	(11,744)
Foreign currency translations	(4,958)
Net change in unrealized appreciation/depreciation	1,567,716
Net increase from payment by affiliate (Note 3)	27,939
Net realized and unrealized loss	(15,983,736)

Net Decrease in Net Assets from Operations	$(17,188,299)

See accompanying Notes to Financial Statements.

17

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(1,204,563)	$12,672
Net realized loss on investments, purchased options contracts, futures contracts, securities sold short, written options contracts, forward contracts and foreign currency	(17,579,391)	(6,385,336)
Net change in unrealized appreciation/depreciation on investments, purchased options contracts, futures contracts, securities sold short, written options contracts, forward contracts and foreign currency	1,567,716	2,394,414
Net increase from payment by affiliate (Note 3)	27,939	-
Net decrease in net assets resulting from operations	(17,188,299)	(3,978,250)

Distributions to Shareholders:
Advisor Class	(2,570)	(252,920)
Institutional Class	(117,992)	(5,588,553)
Total distributions to shareholders	(120,562)	(5,841,473)

Capital Transactions:
Net proceeds from shares sold:
Advisor Class	886,520	1,771,015
Institutional Class	76,393,856	30,222,280
Reinvestment of distributions:
Advisor Class	2,570	252,920
Institutional Class	117,962	5,584,697
Cost of shares redeemed:
Advisor Class	(1,428,456)	(2,052,197)
Institutional Class	(54,966,968)	(35,659,896)
Net increase in net assets from capital transactions	21,005,484	118,819

Total increase (decrease) in net assets	3,696,623	(9,700,904)

Net Assets:
Beginning of period	121,025,298	130,726,202
End of period	$124,721,921	$121,025,298

Capital Share Transactions:
Shares sold:
Advisor Class	121,669	216,107
Institutional Class	10,171,774	3,684,239
Shares reinvested:
Advisor Class	326	31,186
Institutional Class	14,894	684,399
Shares redeemed:
Advisor Class	(190,345)	(251,612)
Institutional Class	(7,493,878)	(4,292,731)
Net increase in capital share transactions	2,624,440	71,588

See accompanying Notes to Financial Statements.

18

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Advisor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$8.01	$8.70	$8.45	$8.87	$9.09
Income from Investment Operations:
Net investment income (loss)[1]	(0.07)	- [2]	(0.11)	(0.18)	(0.18)
Net realized and unrealized gain (loss)	(0.91)[6]	(0.25)	0.35	(0.24)	(0.04)
Total from investment operations	(0.98)	(0.25)	0.24	(0.42)	(0.22)

Less Distributions:
From net investment income	- [2]	(0.44)	-	-	-

Redemption fee proceeds[1]	-	-	0.01	- [2]	- [2]

Net asset value, end of period	$7.03	$8.01	$8.70	$8.45	$8.87

Total return[3]	(12.18)%	(3.06)%	3.08%	(4.74)%	(2.42)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,655	$4,713	$5,160	$21,174	$208,508

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived/recovered	2.02%[4]	2.00%[4]	2.15%[4]	2.39%[4]	2.40%[4]
After fees waived/recovered	2.01%[4]	2.01%[4]	2.03%[4]	2.06%[4]	2.09%[4]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived/recovered	(0.96)%	0.01%	(1.38)%	(2.31)%	(2.39)%
After fees waived/recovered	(0.95)%	0.00%	(1.26)%	(1.98)%	(2.08)%

Portfolio turnover rate	4,249%[5]	5,463%[5]	1,040%[5]	26%	2,213%[5]

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been higher/lower had expenses not been recovered/waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	If interest expense and dividends on securities sold short had been excluded, the expenses ratios would have been lowered by 0.01% for the year ended June 30, 2020. For the prior periods, the ratios would have been lowered by 0.01%, 0.00%, 0.01%, and 0.01%, respectively.
[5]	The portfolio turnover ratio was calculated in accordance with Item 13 of Form N-1A, which excludes the notional value of certain derivatives, including futures contracts, from the calculation.
[6]	Payment by affiliates had no impact to the total return (Note 3).

See accompanying Notes to Financial Statements.

19

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$8.05	$8.74	$8.51	$8.94	$9.14
Income from Investment Operations:
Net investment income (loss)[1]	(0.07)	- [2]	(0.11)	(0.17)	(0.16)
Net realized and unrealized gain (loss)	(0.90)[6]	(0.26)	0.36	(0.26)	(0.04)
Total from investment operations	(0.97)	(0.26)	0.25	(0.43)	(0.20)

Less Distributions:
From net investment income	(0.01)	(0.43)	(0.02)	-	-

Redemption fee proceeds[1]	-	-	- [2]	- [2]	- [2]

Net asset value, end of period	$7.07	$8.05	$8.74	$8.51	$8.94

Total return[3]	(12.10)%	(3.04)%	3.00%	(4.81)%	(2.19)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$121,066	$116,312	$125,566	$129,224	$98,047

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived/recovered	2.01%[4]	2.02%[4]	2.17%[4]	2.32%[4]	2.15%[4]
After fees waived/recovered	2.00%[4]	2.00%[4]	1.99%[4]	1.99%[4]	1.84%[4]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived/recovered	(0.94)%	(0.01)%	(1.40)%	(2.24)%	(2.14)%
After fees waived/recovered	(0.93)%	0.01%	(1.22)%	(1.91)%	(1.83)%

Portfolio turnover rate	4,249%[5]	5,463%[5]	1,040%[5]	26%	2,213%[5]

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been higher/lower had expenses not been recovered/waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	If interest expense and dividends on securities sold short had been excluded, the expenses ratios would have been lowered by 0.01% for the year ended June 30, 2020. For the prior periods, the ratios would have been lowered by 0.01%, 0.00%, 0.01%, and 0.01%, respectively.
[5]	The portfolio turnover ratio was calculated in accordance with Item 13 of Form N-1A, which excludes the notional value of certain derivatives, including futures contracts, from the calculation.
[6]	Payment by affiliates had no impact to the total return (Note 3).

See accompanying Notes to Financial Statements.

20

SilverPepper Merger Arbitrage Fund

FUND PERFORMANCE at June 30, 2020 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the S&P 500® index. The performance graph above is shown for the Fund’s Institutional Class shares; Advisor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The S&P 500® index is a broad based unmanaged index representing the performance of 500 widely held common stocks. This index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Return as of June 30, 2020	1 Year	5 Years	Since Inception	Inception Date
Advisor Class	-4.21%	1.66%	2.15%	10/31/13
Institutional Class	-3.96%	1.91%	2.40%	10/31/13
S&P 500® Index	7.51%	10.73%	11.16%	10/31/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (855) 554-5540.

Gross and net expense ratios for the Advisor Class shares were 3.00% and 2.94%, respectively, and for the Institutional Class shares were 2.84% and 2.81%, respectively, which were the amounts stated in the current prospectus dated November 1, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Advisor has agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 2.24% and 1.99% of the average daily net assets of the Advisor Class and Institutional Class shares, respectively. This agreement is in effect until October 31, 2029 and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

21

SilverPepper Merger Arbitrage Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2020

Number of Shares		Value
	COMMON STOCKS — 23.9%
	COMMUNICATIONS — 0.1%
9,918	Meet Group, Inc.*	$61,888
	CONSUMER DISCRETIONARY — 0.1%
1,276	Delphi Technologies PLC*,1	18,132
	CONSUMER STAPLES — 5.5%
177,442	Craft Brew Alliance, Inc.*	2,730,833
	FINANCIALS — 9.7%
47,071	IBERIABANK Corp.	2,143,613
53,444	Legg Mason, Inc.[2]	2,658,839
327	MSB Financial Corp.	3,597
		4,806,049
	HEALTH CARE — 2.2%
58,967	Portola Pharmaceuticals, Inc.*	1,060,816
	INDUSTRIALS — 0.0%
203	Mobile Mini, Inc.	5,989
	TECHNOLOGY — 0.0%
1	Xperi Holding Corp.	10
	UTILITIES — 6.3%
46,212	El Paso Electric Co.[2]	3,096,204
	TOTAL COMMON STOCKS
	(Cost $12,606,506)	11,779,921
	RIGHTS — 0.4%
	HEALTH CARE — 0.4%
60,000	Bristol-Myers Squibb Co.*	214,800
	TOTAL RIGHTS
	(Cost $127,800)	214,800

Principal Amount
	SHORT-TERM INVESTMENTS — 76.4%
$37,763,029	UMB Money Market Fiduciary, 0.01%[3]	37,763,029
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $37,763,029)	37,763,029
	TOTAL INVESTMENTS — 100.7%
	(Cost $50,497,335)	49,757,750
	Liabilities in Excess of Other Assets — (0.7)%	(353,244)
	TOTAL NET ASSETS — 100.0%	$49,404,506

22

SilverPepper Merger Arbitrage Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Number of Shares		Value
	SECURITIES SOLD SHORT — (4.4)%
	COMMON STOCKS — (4.4)%
	CONSUMER DISCRETIONARY — 0.0%
(549)	BorgWarner, Inc.	$(19,380)
	FINANCIALS — (4.4)%
(215,510)	First Horizon National Corp.	(2,146,479)
(382)	Kearny Financial Corp.	(3,125)
(1)	South State Corp.	(48)
		(2,149,652)
	INDUSTRIALS — 0.0%
(488)	WillScot Corp.*	(5,997)
	TOTAL COMMON STOCKS
	(Proceeds $2,958,639)	(2,175,029)
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $2,958,639)	$(2,175,029)

PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	All or a portion of this security is segregated as collateral for securities sold short. The market value of the securities pledged as collateral was $5,167,500, which represents 10.5% of total net assets of the Fund.
[3]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

23

SilverPepper Merger Arbitrage Fund

SUMMARY OF INVESTMENTS

As of June 30, 2020

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Financials	9.7%
Utilities	6.3%
Consumer Staples	5.5%
Health Care	2.2%
Communications	0.1%
Consumer Discretionary	0.1%
Industrials	0.0%
Technology	0.0%
Total Common Stocks	23.9%
Rights
Health Care	0.4%
Total Rights	0.4%
Short-Term Investments	76.4%
Total Investments	100.7%
Liabilities in Excess of Other Assets	(0.7)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

24

SilverPepper Merger Arbitrage Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2020

Assets:
Investments, at value (cost $50,497,335)	$49,757,750
Cash segregated as collateral for securities sold short	16,400
Cash deposited with brokers for securities sold short	1,964,786
Receivables:
Fund shares sold	5,986
Dividends and interest	21,648
Prepaid expenses	7,243
Total assets	51,773,813

Liabilities:
Securities sold short, at value (proceeds $2,958,639)	2,175,029
Payables:
Fund shares redeemed	12,276
Advisory Fees	54,436
Shareholder servicing fees (Note 7)	1,870
Dividends on securities sold short	32,327
Fund accounting fees	22,079
Transfer agent fees and expenses (Note 2)	16,990
Fund administration fees	12,794
Auditing fees	16,750
Custody fees	5,145
Trustees' deferred compensation (Note 3)	4,323
Chief Compliance Officer fees	3,330
Trustees' fees and expenses	724
Accrued other expenses	11,234
Total liabilities	2,369,307

Net Assets	$49,404,506

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$52,262,439
Total accumulated deficit	(2,857,933)
Net Assets	$49,404,506

Maximum Offering Price per Share:
Advisor Class Shares:
Net assets applicable to shares outstanding	$1,499,118
Shares of beneficial interest issued and outstanding	147,358
Redemption price per share	$10.17

Institutional Class Shares:
Net assets applicable to shares outstanding	$47,905,388
Shares of beneficial interest issued and outstanding	4,630,588
Redemption price per share	$10.35

See accompanying Notes to Financial Statements.

25

SilverPepper Merger Arbitrage Fund

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2020

Investment Income:
Dividends	$917,558
Interest	262,013
Total investment income	1,179,571

Expenses:
Advisory fees	904,312
Interest and dividends on securities sold short	598,009
Fund accounting fees	61,942
Fund administration fees	57,729
Sub-transfer agent fees and expenses - Institutional Class	53,196
Registration fees	33,742
Transfer agent fees and expenses	29,426
Chief Compliance Officer fees	20,749
Auditing fees	16,750
Shareholder reporting fees	13,502
Trustees' fees and expenses	10,601
Legal fees	10,000
Custody fees	14,157
Shareholder servicing fees - Advisor Class (Note 7)	7,278
Miscellaneous	6,002
Insurance fees	1,933
Total expenses	1,839,328
Fees and expenses recovered - Advisor Class	1,118
Sub-transfer agent fees and expenses - Institutional Class waived	(31,131)
Fees paid indirectly (Note 3)	(4,305)
Net expenses	1,805,010
Net investment loss	(625,439)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	565,987
Securities sold short	(2,013,978)
Net realized loss	(1,447,991)
Net change in unrealized appreciation/depreciation on:
Investments	(3,331,204)
Securities sold short	2,947,779
Net change in unrealized appreciation/depreciation	(383,425)
Net realized and unrealized loss	(1,831,416)
Net Decrease in Net Assets from Operations	$(2,456,855)

See accompanying Notes to Financial Statements.

26

SilverPepper Merger Arbitrage Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(625,439)	$(741,997)
Net realized gain (loss) on investments and securities sold short	(1,447,991)	1,710,058
Net change in unrealized appreciation/depreciation on investments and securities sold short	(383,425)	173,206
Net increase (decrease) in net assets resulting from operations	(2,456,855)	1,141,267

Distributions to Shareholders:
Distributions:
Advisor Class	(124,758)	(113,191)
Institutional Class	(1,893,732)	(1,265,362)
Total distributions to shareholders	(2,018,490)	(1,378,553)

Capital Transactions:
Net proceeds from shares sold:
Advisor Class	981,357	2,040,893
Institutional Class	15,233,859	14,506,710
Reinvestment of distributions:
Advisor Class	124,758	113,191
Institutional Class	1,885,021	1,257,910
Cost of shares redeemed:
Advisor Class[1]	(2,384,452)	(8,350,396)
Institutional Class[2]	(24,916,640)	(19,192,018)
Net decrease in net assets from capital transactions	(9,076,097)	(9,623,710)

Total decrease in net assets	(13,551,442)	(9,860,996)

Net Assets:
Beginning of period	62,955,948	72,816,944
End of period	$49,404,506	$62,955,948

Capital Share Transactions:
Shares sold:
Advisor Class	88,855	184,319
Institutional Class	1,382,470	1,299,862
Shares reinvested:
Advisor Class	11,456	10,385
Institutional Class	170,590	114,044
Shares redeemed:
Advisor Class	(238,079)	(756,945)
Institutional Class	(2,289,031)	(1,729,535)
Net decrease in capital share transactions	(873,739)	(877,870)

[1]	Net of redemption fees (reversed) received of $0 and ($8), respectively.
[2]	Net of redemption fees (reversed) received of $0 and ($1,788), respectively.

See accompanying Notes to Financial Statements.

27

SilverPepper Merger Arbitrage Fund

STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2020

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(2,456,855)
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used for) operating activities:
Purchase of long-term investments	(161,180,667)
Sales of long-term investments	215,720,868
Proceeds from securities sold short	38,194,898
Cover short securities	(68,540,400)
Purchase of short-term investment securities, net	(37,763,029)
Decrease in receivables for securities sold	2,756,234
Increase in dividends and interest receivables	(8,380)
Increase in other assets	(2,173)
Decrease in payables for securities purchased	(2,125,790)
Decrease in payable to custodian	(785,048)
Increase in dividends on securities sold short payable and interest expense	31,545
Decrease in accrued expenses	(19,778)
Net realized loss	1,457,368
Net change in unrealized appreciation/depreciation	383,425
Net cash used for operating activities	(14,337,782)

Cash flows provided by (used for) financing activities:
Proceeds from sale of shares	16,209,230
Redemption of shares, net of redemption fees	(27,312,760)
Dividends paid to shareholders, net of reinvestments	(8,711)
Net cash used for financing activities	(11,112,241)

Net decrease in cash	(25,450,023)

Cash and cash equivalents:
Beginning cash balance	-
Beginning cash held at broker	27,431,209
Total beginning cash and cash equivalents	27,431,209

Ending cash balance	16,400
Ending cash held at broker	1,964,786
Total cash and cash equivalents	$1,981,186

Non cash financing activities not included herein consist of $2,009,779 of reinvested dividends.

See accompanying Notes to Financial Statements.

28

SilverPepper Merger Arbitrage Fund

FINANCIAL HIGHLIGHTS

Advisor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.99	$11.05	$11.07	$10.82	$10.32
Income from Investment Operations:
Net investment loss[1]	(0.14)	(0.14)	(0.23)	(0.25)	(0.29)
Net realized and unrealized gain (loss)	(0.30)	0.29	0.31	0.57	1.07
Total from investment operations	(0.44)	0.15	0.08	0.32	0.78

Less Distributions:
From net realized gain	(0.38)	(0.21)	(0.10)	(0.07)	(0.29)

Redemption fee proceeds[1]	-	-	- [2]	- [2]	0.01

Net asset value, end of period	$10.17	$10.99	$11.05	$11.07	$10.82

Total return[3]	(4.21)%	1.38%	0.76%	2.94%	7.77%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,499	$3,135	$9,360	$5,963	$4,338

Ratio of expenses to average net assets (including dividends on securities sold short, interest expense, and broker fees):
Before fees waived/recovered	3.20%[4]	3.00%[4]	2.96%[4]	4.98%[4]	7.03%[4]
After fees waived/recovered	3.23%[4]	3.06%[4]	2.93%[4]	4.82%[4]	4.42%[4]

Ratio of net investment loss to average net assets (including dividends on securities sold short, interest expense, and broker fees):
Before fees waived/recovered	(1.24)%	(1.23)%	(2.12)%	(2.43)%	(5.30)%
After fees waived/recovered	(1.27)%	(1.29)%	(2.09)%	(2.27)%	(2.69)%

Portfolio turnover rate	342%	419%	385%	317%	352%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been higher/lower had expenses not been recovered/waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	If interest expense, dividends on securities sold short, and broker fees had been excluded, the expense ratios would have been lowered by 0.99% for the year ended June 30, 2020. For the prior periods, the ratios would have been lowered by 0.82%, 0.69%, 2.58%, and 2.18%, respectively.

See accompanying Notes to Financial Statements.

29

SilverPepper Merger Arbitrage Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.15	$11.17	$11.16	$10.89	$10.36
Income from Investment Operations:
Net investment loss[1]	(0.11)	(0.12)	(0.21)	(0.22)	(0.26)
Net realized and unrealized gain (loss)	(0.31)	0.31	0.32	0.56	1.08
Total from investment operations	(0.42)	0.19	0.11	0.34	0.82

Less Distributions:
From net realized gain	(0.38)	(0.21)	(0.10)	(0.07)	(0.29)

Redemption fee proceeds[1]	-	-	- [2]	- [2]	- [2]

Net asset value, end of period	$10.35	$11.15	$11.17	$11.16	$10.89

Total return[3]	(3.96)%	1.73%	1.02%	3.10%	8.03%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$47,905	$59,821	$63,457	$57,631	$7,546

Ratio of expenses to average net assets (including dividends on securities sold short, interest expense, and broker fees):
Before fees waived and expenses absorbed	3.04%[4]	2.84%[4]	2.81%[4]	4.80%[4]	6.78%[4]
After fees waived and expenses absorbed	2.98%[4]	2.81%[4]	2.68%[4]	4.57%[4]	4.17%[4]

Ratio of net investment loss to average net assets (including dividends on securities sold short, interest expense, and broker fees):
Before fees waived/recovered	(1.08)%	(1.07)%	(1.97)%	(2.25)%	(5.05)%
After fees waived and expenses absorbed	(1.02)%	(1.04)%	(1.84)%	(2.02)%	(2.44)%

Portfolio turnover rate	342%	419%	385%	317%	352%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been higher/lower had expenses not been recovered/waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	If interest expense, dividends on securities sold short, and broker fees had been excluded, the expense ratios would have been lowered by 0.99% for the year ended June 30, 2020. For the prior periods, the ratios would have been lowered by 0.82%, 0.69%, 2.58%, and 2.18%, respectively.

See accompanying Notes to Financial Statements.

30

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS

June 30, 2020

Note 1 – Organization

SilverPepper Commodity Strategies Global Macro Fund (‘‘Commodity Strategies Global Macro Fund’’) and SilverPepper Merger Arbitrage Fund (“Merger Arbitrage Fund”) (each a “Fund” and collectively the “Funds”) are organized as a series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Commodity Strategies Global Macro Fund is classified as a diversified Fund and Merger Arbitrage Fund is classified as a non-diversified Fund.

The Commodity Strategies Global Macro Fund’s primary investment objective is to create returns that are largely uncorrelated with the returns of the general stock and bond markets. The Fund commenced investment operations on October 31, 2013, with two classes of shares, Advisor Class and Institutional Class.

The Merger Arbitrage Fund’s primary investment objective is to create returns that are largely uncorrelated with the returns of the general stock market. The Fund commenced investment operations on October 31, 2013, with two classes of shares, Advisor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

(a) Consolidation of Subsidiary

The Commodity Strategies Global Macro Fund may invest up to 25% of its total assets in the subsidiary, a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”). The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of the Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by SilverPepper LLC and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. The Subsidiary will generally invest in derivatives, including swaps, commodity interests and other investments intended to serve as margin or collateral for swap positions. The inception date of the Subsidiary was October 31, 2013. As of June 30, 2020, total assets of the Fund were $127,288,747, of which $30,804,421, or approximately 24.2%, represented the Fund’s ownership of the shares of the Subsidiary.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

31

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

(b) Foreign Currency Translation

The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c) Forward Foreign Currency Exchange Contracts

The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.

(d) Options Contracts

The Funds may write or purchase options contracts primarily to enhance the Funds’ returns or reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

32

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

(e) Futures Contracts

The Commodity Strategies Global Macro Fund may enter into futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. The Commodity Strategies Global Macro Fund intends primarily to invest in futures contracts and options on them through the Subsidiary. The Merger Arbitrage Fund may use index and other futures contracts and may use options on futures contracts. A futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, financial, agricultural or metal commodity, at a specified price, date, time and place. For example, a foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. Similarly, an interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place. Securities, commodities and other financial indexes are capitalization weighted indexes that reflect the market value of the securities, commodities or other financial instruments respectively, represented in the indexes. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

A futures contract held by a Fund is valued daily at the official settlement price on the exchange on which it is traded. Each day a futures contract is held, the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. Variation margin does not represent borrowing or a loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, the Fund may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in the Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund. The Subsidiary may enter into agreements with certain parties which may lower margin deposits and mitigate some of the risks of being required to deliver, or receive, the physical commodity.

At any time prior to the expiration of a futures contract, a Fund may seek to close the position by seeking to take an opposite position, which would terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

33

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

Exposure to the commodities markets (including financial futures markets) through investments in futures may subject the Commodity Strategies Global Macro Fund to greater volatility than cash market investments in securities. Prices of commodities and related contracts may fluctuate significantly and unpredictably over short periods for a variety of reasons, including changes in interest rates, overall market movements, supply and demand relationships and balances of payments and trade; weather and natural disasters; and governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day and the size of contract positions taken. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

(f) Futures Options

The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes.  A futures option gives the holder the right, in return for the premium paid or received, to assume a long position (purchase) or short position (write) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. When the Funds purchase or write an option, an amount equal to the premium paid or received by the Funds is recorded as an asset or a liability and is subsequently adjusted to the current market value of the option purchased or written.  Premiums paid or received from purchasing or writing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses.  The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss.  If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions.    The Funds, as a purchaser of an option, bear the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.  The Funds, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option.

(g) Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

34

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

(h) Short-Term Investments

The Commodity Strategies Global Macro Fund and Merger Arbitrage Fund may invest a significant amount (68.7% and 76.4%, respectively, as of June 30, 2020) in the UMB Money Market Fiduciary. The UMB Money Market Fiduciary acts as a bank deposit for the Fund, providing an interest bearing account for short-term investment purposes. This investment vehicle is not publicly traded on open markets. Accounting Standards Codification Topic 825, Financial Instruments identifies this situation as a concentration of credit risk requiring disclosure, regardless of degree of risk.  The risk is managed by monitoring the financial institution in which the deposits are made.

(i) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of a Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and certain transfer agent fees and expenses discussed below, which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

In conjunction with the use of short sales, written options contracts and futures contracts, the Funds may be required to maintain collateral in various forms. At June 30, 2020, such collateral is denoted in the Funds’ Schedule of Investments and Statement of Assets and Liabilities. Also in conjunction with the use of written options contracts, futures contracts or short sales, the Funds, when appropriate, utilize a segregated margin deposit account with the counterparty. At June 30, 2020, these segregated margin deposit accounts are denoted in each Fund’s Statement of Assets and Liabilities.

(j) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the years ended June 30, 2017-20, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

35

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

(k) Distributions to Shareholders

The Funds will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(l) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with SilverPepper LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.50% of each Fund’s respective average daily net assets. The Advisor has engaged Galtere Inc. (“Galtere Sub-Advisor”) to manage the Commodity Strategies Global Macro Fund and pays the Galtere Sub-Advisor from its advisory fees. The Advisor has engaged Chicago Capital Management, LLC (“Chicago Capital”) to manage the Merger Arbitrage Fund and pays the Chicago Capital Sub-Advisor from its advisory fees. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Commodity Strategies Global Macro Fund to ensure that total annual operating expenses (including Subsidiary expenses (except as noted below), but excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 2.24% and 1.99% of the average daily net assets of the Commodity Strategies Global Macro Fund’s Advisor Class and Institutional Class shares, respectively. The Merger Arbitrage Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Merger Arbitrage Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 2.24% and 1.99% of the average daily net assets of the Merger Arbitrage Fund’s Advisor Class and Institutional Class shares, respectively. These agreements are effective until October 31, 2029, and they may be terminated or amended prior to the end of the term with the approval of the Trust’s Board of Trustees.

The Advisor also is the investment advisor for the Subsidiary. Effective November 1, 2017, the Commodity Strategies Global Macro Fund’s Board of Trustees amended this undertaking to remove the management fee paid at the annual rate of 1.50% of the subsidiary’s average daily net assets. Prior to November 1, 2017, the Subsidiary agreed to pay the Advisor a management fee at the annual rate of 1.50% of the Subsidiary’s average daily net assets. Prior to November 1, 2017, the Advisor contractually agreed, for so long as the Commodity Strategies Global Macro Fund invests in the Subsidiary, to waive the management fee it received from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary.

36

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

For the year ended June 30, 2020, the Advisor recovered fees of $3,627 for the Commodity Strategies Global Macro Fund, which is attributable to Institutional Class shares’ sub-transfer agency expenses. For the Merger Arbitrage Fund, the Advisor recovered fees of $1,118 from the Advisor Class shares and waived fees of $31,131 attributable to Institutional Class shares’ sub-transfer agency expenses. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.  This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Advisor may recapture all or a portion of the following amounts no later than June 30, of the years stated below:

	Commodity Strategies Global Macro Fund
	Advisor	Institutional	Total
2021	$-	$83,646	$83,646
2022	-	19,005	19,005
Total	$-	$102,651	$102,651

	Merger Arbitrage Fund
	Advisor	Institutional	Total
2021	$1,759	$76,579	$78,338
2022	-	21,053	21,053
2023	-	31,131	31,131
Total	$1,759	$128,763	$130,522

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended June 30, 2020, are reported on the Statement of Operations.

The Commodity Strategies Global Macro Fund and Merger Arbitrage Fund each have a fee arrangement with its custodian, UMB Bank, n.a., which provides for custody fees to be reduced by earning credits based on cash balances left on deposit with the custodian. For the year ended June 30, 2020, the total fees reduced by earning credits were $10,133 and $4,305, for the Commodity Strategies Global Macro Fund and Merger Arbitrage Fund, respectively. Such amount is shown as a reduction of expenses, "Fees paid indirectly", on each Funds’ Statement of Operations.

IMST Distributors, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

For the year ended June 30, 2020, UMBFS received transfer agent fees as follows:

Transfer agent fees paid to UMBFS
Commodity Strategies Global Macro Fund	$33,331
Merger Arbitrage Fund	29,426

37

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended June 30, 2020, the Funds’ allocated fees incurred for Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations. A portion of the fees were paid by the Trust’s Co-Administrators. Such amount is shown as a reduction of expenses, “Fees paid indirectly”, on the Statement of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

The Sub-advisor reimbursed the Commodity Strategies Global Macro Fund $27,939 for losses from a trade error during the fiscal year ended June 30, 2020.  This amount is reported on the Commodity Strategies Global Macro Fund’s Consolidated Statement of Changes under the caption “Net increase from payment by affiliate.”  This reimbursement had no material impact to the Commodity Strategies Global Macro Fund’s performance.

In May 2020, UMB Bank, n.a. and MFAC voluntarily reimbursed the Commodity Strategies Global Macro Fund for $102,372 for an unrecovered cash loss as a result of a cyber security incident.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended June 30, 2020, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At June 30, 2020, gross unrealized appreciation and depreciation on investments owned by the Funds and securities sold short, based on cost for federal income tax purposes were as follows:

	Commodity Strategies Global Macro Fund	Merger Arbitrage Fund
Cost of investments	$92,747,556	$47,551,545

Gross unrealized appreciation	$74,006,534	$920,488
Gross unrealized depreciation	(73,895,865)	(889,312)
Net unrealized appreciation on investments	$110,669	$31,176

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferral.

38

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2020, permanent differences in book and tax accounting have been reclassified to paid-in capital and accumulated earnings on investments as follows:

	Increase (Decrease)
	Paid-in Capital	Total Distributable Earnings (Loss)
Commodity Strategies Global Macro Fund	$(475,008)	$475,008
Merger Arbitrage Fund	$(226,582)	$226,582

As of June 30, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Commodity Strategies Global Macro Fund	Merger Arbitrage Fund
Undistributed ordinary income	$-	$-
Undistributed long-term capital gains	-	-
Tax accumulated earnings	-	-
Accumulated capital and other losses	(4,490,368)	(2,884,786)
Unrealized appreciation (depreciation) on investments	110,669	31,176
Other differences	(25,674,720)	-
Unrealized Deferred Compensation	(4,476)	(4,323)
Total accumulated earnings (deficit)	$(30,058,895)	$(2,857,933)

“Other differences” in the above table are primarily attributable to non-deductible expenses, net operating losses, unrealized appreciation/(depreciation) on short positions and other adjustments at the Subsidiary level. These differences may or may not be utilized in future tax years.

At June 30, 2020, the Funds had accumulated capital loss carryforwards as follows:

	Not Subject to Expiration:
Fund	Short-Term	Long-Term	Total
Commodity Strategies Global Macro Fund	$1,166,917	$2,485,319	$3,652,236
Merger Arbitrage Fund	-	-	-

	Post-October Losses:
Fund	Short-Term	Long-Term	Total
Commodity Strategies Global Macro Fund	$-	$-	$-
Merger Arbitrage Fund	2,884,736	50	2,884,786

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first day of the Fund's next taxable year. As of June 30, 2020, the Merger Arbitrage Fund had $2,844,786 of post-October losses, which are deferred until July 1, 2020 for tax purposes.

As of June 30, 2020, Commodity Strategies Global Macro Fund had qualified Late-Year Losses of $838,132 which are deferred until fiscal year 2021 for tax purposes. Net late-year losses that are deferred, are deemed to arise on the first day of the Fund's next taxable year.

39

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

The tax character of distributions paid during the fiscal years ended June 30, 2020 and June 30, 2019 were as follows:

	Commodity Strategies Global Macro Fund		Merger Arbitrage Fund
	2020	2019	2020	2019
Distributions paid from:
Ordinary income	$120,562	$5,841,473	$2,001,641	$1,352,277
Net long-term capital gains	-	-	16,849	26,276
Total taxable distributions	120,562	5,841,473	2,018,490	1,378,553
Total distributions paid	$120,562	$5,841,473	$2,018,490	$1,378,553

For U.S. federal income tax purposes, the Subsidiary will be treated as a corporation. If the Subsidiary were treated as engaged in the conduct of a trade or business in the United States, the Subsidiary would be subject to U.S. federal income tax, at the rates applicable to U.S. corporations, on its net income that is treated as “effectively connected” with the conduct of such trade or business (“effectively connected income”). In addition, the Subsidiary would be subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount,” as defined in Section 884 of the Code, attributable to effectively connected income. The Commodity Strategies Global Macro Fund expects that, in general, the activities of the Subsidiary will be conducted in a manner such that the Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business. In this regard, Section 864(b) of the Code provides that trading in commodities for one’s own account does not constitute the conduct of a trade or business in the United States by a non-U.S. person, provided that the commodities are of a kind customarily dealt in on an organized commodity exchange and the transaction is of a kind customarily consummated at such place. Similarly, proposed regulations provide that trading in commodity swaps generally does not constitute the conduct of a U.S. trade or business. There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income. The imposition of U.S. federal income tax on the Subsidiary’s effectively connected income could significantly reduce the Commodity Strategies Global Macro Fund’s returns.

Note 5 – Redemption Fee

Effective November 1, 2017, the Funds no longer charge redemption fees. Prior to November 1, 2017, the Funds charged a 2.00% redemption fee on all shares redeemed within 90 days of purchase. For the year ended June 30, 2019, the Merger Arbitrage Fund reversed and refunded $1,796 in redemption fees previously charged.

Note 6 – Investment Transactions

The Commodity Strategies Global Macro Fund’s primary strategy consists of investing in both long and short positions in an array of asset classes and investment instruments located anywhere in the world. For the year ended June 30, 2020, purchases and sales of investments, excluding short-term investments, forward contracts, futures contracts and options contracts, were $6,104,837 and $6,312,662, respectively. Securities sold short and short securities covered were $291,912 and $115,812, respectively, for the same period.

The Merger Arbitrage Fund’s primary strategy consists of buying the publicly-traded common stock or preferred stock of a company that is involved in a significant corporate event, such as a merger or acquisition. For the year ended June 30, 2020, purchases and sales of investments, excluding short-term investments, were $161,180,667 and $215,720,868, respectively. Securities sold short and short securities covered were $38,194,898 and $68,540,400, respectively, for the same period.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets of the Advisor Class shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

40

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

For the year ended June 30, 2020, shareholder servicing fees incurred by the Funds are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

41

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2020, in valuing the Funds’ assets carried at fair value:

Commodity Strategies Global Macro Fund	Level 1	Level 2	Level 3**	Total
Assets
Investments
Common Stocks	$155,320	$-	$-	$155,320
U.S. Government and Agencies	-	6,999,517	-	6,999,517
Short-Term Investments	85,661,638	-	-	85,661,638
Total Investments	85,816,958	6,999,517	-	92,816,475
Purchased Options Contracts	1,715,343	380,437	-	2,095,780
Total Investments and Options	87,532,301	7,379,954	-	94,912,255
Other Financial Instruments*
Futures Contracts	4,091,710	-	-	4,091,710
Total Assets	$91,624,011	$7,379,954	$-	$99,003,965

Liabilities
Investments
Securities Sold Short	$140,750	$-	$-	$140,750
Written Options Contracts	175,325	-	-	175,325
Total Investments	316,075	-	-	316,075

Other Financial Instruments*
Futures Contracts	1,801,305	-	-	1,801,305
Total Liabilities	$2,117,380	$-	$-	$2,117,380

*	Other financial instruments are derivative instruments such as futures contracts and forward contracts. Futures contracts and forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.
**	The Fund did not hold any Level 3 securities at period end.
42

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

Merger Arbitrage Fund	Level 1	Level 2**	Level 3**	Total
Assets
Investments
Common Stocks[1]	$11,779,921	$-	$-	$11,779,921
Rights	214,800	-	-	214,800
Short-Term Investments	37,763,029	-	-	37,763,029
Total Assets	$49,757,750	$-	$-	$49,757,750

Liabilities
Securities Sold Short
Common Stocks[1]	$2,175,029	$-	$-	$2,175,029
Total Liabilities	$2,175,029	$-	$-	$2,175,029

[1]	For a detailed break-out of common stocks, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 and Level 3 securities at period end.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Merger Arbitrage Fund
Rights
Balance as of June 30, 2019	$5,392
Transfers into Level 3 during the period	-
Transfers out of Level 3 during the period	-
Total gains or losses for the period
Included in earnings (or changes in net assets)	-
Included in other comprehensive income	-
Purchases, sales, principal paydowns and expired rights
Purchases	-
Sales	-
Principal paydowns
Expired rights	(5,392)
Balance as of June 30, 2020	$-
Change in unrealized gains or losses for the period included in earnings (or changes in net assets) for assets held at the end of the reporting period	$-

As of the year ended June 30, 2020, these investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund’s net assets and therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

43

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

Note 10 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Commodity Strategies Global Macro Fund invested in options contracts, futures contracts and forward contracts during the year ended June 30, 2020. The Merger Arbitrage Fund did not invest in any derivatives during the year ended June 30, 2020.

The effects of these derivative instruments on the Commodity Strategies Global Macro Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments held by the Commodity Strategies Global Macro Fund as of June 30, 2020 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Commodity contracts	Purchased options contracts, at value	$1,913,280	Written options contracts, at value	$175,325

	Unrealized appreciation on open futures contracts	4,086,775	Unrealized depreciation on open futures contracts	1,734,053

Equity contracts	Purchased options contracts, at value	160,000	Written options contracts, at value	-

	Unrealized appreciation on open futures contracts	4,935	Unrealized depreciation on open futures contracts	-

Foreign exchange contracts	Purchased options contracts, at value	22,500	Written options contracts, at value	-

	Unrealized appreciation on open futures contracts	-	Unrealized depreciation on open futures contracts	67,252

Total		$6,187,490		$1,976,630

44

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

The effects of the Commodity Strategies Global Macro Fund’s derivative instruments on the Statement of Operations for the year ended June 30, 2020 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not designated as hedging instruments	Purchased Options Contracts	Futures Contracts	Written Options Contracts	Forward Foreign Currency Exchange Contracts	Total
Commodity contracts	$(13,751,356)	$(9,199,267)	$5,164,421	$-	$(17,786,202)
Equity contracts	(326,057)	200,596	70,403	-	(55,058)
Foreign exchange contracts	(208,996)	414,903	-	(133,784)	72,123
Interest rate contracts	-	-	-	-	-
Volatility contracts	-	-	-	-	-
Total	$(14,286,409)	$(8,583,768)	$5,234,824	$(133,784)	$(17,769,137)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Derivatives not designated as hedging instruments	Purchased Options Contracts	Futures Contracts	Written Options Contracts	Forward Foreign Currency Exchange Contracts	Total
Commodity contracts	$(97,350)	$1,476,227	$181,054	$-	$1,559,931
Equity contracts	86,356	4,935	-	-	91,291
Foreign exchange contracts	(10,084)	(67,254)	-	(11,744)	(89,082)
Interest rate contracts	-	-	-	-	-
Total	$(21,078)	$1,413,908	$181,054	$(11,744)	$1,562,140
45

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

The quarterly average volumes of derivative instruments in the Commodity Strategies Global Macro Fund as of June 30, 2020 are as follows:

Derivatives not designated as hedging instruments		Notional Value
Commodity contracts	Purchased options contracts	$81,253,549
	Long futures contracts	115,000,181
	Short futures contracts	(1,982,444)
	Written options contracts	(9,081,973)
Equity contracts	Purchased options contracts	963,750
	Short futures contracts	(186,399)
Foreign exchange contracts	Purchased options contracts	10,008,000
	Long futures contracts	4,342,997
	Long forward foreign currency exchange contracts	4,861,907
	Short futures contracts	(780,616)
	Short forward foreign currency exchange contracts	(3,253,064)

Note 11 - Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented for Commodity Strategies Global Macro Fund.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association, Inc. (“ISDA”) which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The Commodity Strategies Global Macro Fund did not hold any forward foreign currency exchange contracts as of June 30, 2020.

Note 12 – COVID-19 Risks

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Funds’, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Funds’ invests and may lead to losses on your investment in the Funds’. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

46

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

Note 13 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of SilverPepper Funds

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of the SilverPepper Commodity Strategies Global Macro Fund and statement of assets and liabilities of SilverPepper Merger Arbitrage Fund (the “Funds”), each a series of Investment Managers Series Trust (the “Trust”), including the schedules of investments (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund), as of June 30, 2020, the related statements of operations (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund), and with respect to SilverPepper Merger Arbitrage Fund the statement of cash flows, the statements of changes in net assets (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund), financial highlights (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of SilverPepper Commodity Strategies Global Macro Fund and the financial position of the SilverPepper Merger Arbitrage Fund as of June 30, 2020, the results of their operations (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund), and with respect to SilverPepper Merger Arbitrage Fund cash flows, the changes in their net assets (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund), and their financial highlights (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting SilverPepper Funds	Statement of operations (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund)	Statement of Cash Flows	Statements of changes in net assets (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund)	Financial highlights (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund)
SilverPepper Commodity Strategies Global Macro Fund	For the year ended June 30, 2020.	N/A	For each of the two years in the period ended June 30, 2020.	For each of the five years in the period ended June 30, 2020
SilverPepper Merger Arbitrage Fund	For the year ended June 30, 2020.	For the year ended June 30, 2020	For each of the two years in the period ended June 30, 2020.	For each of the five years in the period ended June 30, 2020.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

48

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 31, 2020

49

SilverPepper Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the year ended June 30, 2020, 0% and 100% of the dividends to be paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the Commodity Strategies Fund and Merger Arbitrage Fund, respectively.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Commodity Strategies Fund and Merger Arbitrage Fund, respectively, designates income dividends of 0% and 100% as qualified dividend income paid during the fiscal year ended June 30, 2020.

Long-term Capital Gain

The Merger Arbitrage Fund, designates $16,795, as a long-term capital gain distribution.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (855) 554-5540 or on the Funds’ website at www.silverpepperfunds.com. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	2	361 Social Infrastructure Fund, a closed-end investment company.
Ashley Toomey Rabun[a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	2	361 Social Infrastructure Fund, a closed-end investment company, and Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	2	361 Social Infrastructure Fund, a closed-end investment company.
50

SilverPepper Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustee:
John P. Zaderᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	2	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Interested Trustees:
Eric M. Banhazlb† (born 1957) Trustee	Since January 2008	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund; Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	2	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios), and 361 Social Infrastructure Fund, a closed-end investment company.
Maureen Quillᵃ* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); President, UMB Distribution Services (March 2013 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; Vice President, Investment Managers Series Trust (December 2013 – June 2014).	2	361 Social Infrastructure Fund, a closed-end investment company.
Officer of the Trust:
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
51

SilverPepper Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Officers of the Trust:
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016

Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.

			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc. (2010 – 2015). Chief Compliance Officer (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 52 series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.
52

SilverPepper Funds

EXPENSE EXAMPLES

For the Six Months Ended June 30, 2020 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; shareholder servicing fees (Advisor Class shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 to June 30, 2020.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
SilverPepper Commodity Strategies Global Macro Fund		1/1/2020	6/30/2020	1/01/2020 - 6/30/2020
Advisor Class	Actual Performance	$ 1,000.00	$ 872.20	$ 9.34
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.89	10.05
Institutional Class	Actual Performance	1,000.00	872.80	9.32
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.91	10.02

*	Expenses are equal to the Fund’s annualized expense ratios of 2.01% and 2.00% for the Advisor Class and the Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 182/366 (to reflect the six month period). The expense ratios reflect recovery of previously waived fees. Assumes all dividends and distributions were reinvested.
53

SilverPepper Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended June 30, 2020 (Unaudited)

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
SilverPepper Merger Arbitrage Fund		1/01/2020	6/30/2020	1/01/2020 - 6/30/2020
Advisor Class	Actual Performance	$ 1,000.00	$ 927.10	$ 13.90
	Hypothetical (5% annual return before expenses)	1,000.00	1,010.44	14.50
Institutional Class	Actual Performance	1,000.00	929.10	12.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.70	13.24

*	Expenses are equal to the Fund’s annualized expense ratios of 2.90% and 2.65% for the Advisor Class and the Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 182/366 (to reflect the six month period). The expense ratios reflect recovery of previously waived fees. Assumes all dividends and distributions were reinvested.
54

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SilverPepper Funds

Each a series of Investment Managers Series Trust

Investment Advisor
SilverPepper LLC
332 Skokie Valley Road, Suite 224
Highland Park, Illinois 60035

Sub-Advisor to the Commodity Strategies Global Macro Fund
Galtere Inc.
25887 County Road 12

Preston, Minnesota 55965

Sub-Advisor to the Merger Arbitrage Fund
Chicago Capital Management, LLC

311 South Wacker Drive, Suite 6025

Chicago, Illinois 60606

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 East Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

Fund Information

	TICKER	CUSIP
SilverPepper Commodity Strategies Global Macro Fund - Advisor Class	SPCAX	46141P 768
SilverPepper Commodity Strategies Global Macro Fund - Institutional Class	SPCIX	46141P 750
SilverPepper Merger Arbitrage Fund - Advisor Class	SPABX	46141P 743
SilverPepper Merger Arbitrage Fund - Institutional Class	SPAIX	46141P 735

Privacy Principles of the SilverPepper Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the SilverPepper Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting

The Funds’ proxy voting policies and procedures, as well as information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, are available, without charge and upon request by calling (855) 554-5540 or on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov.

Prior to their use of Form N-PORT, the Funds filed their complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (855) 554-5540.

SilverPepper Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (855) 554-5540

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-554-5540.

Item 3. Audit Committee Financial Expert.

The registrants board of trustees has determined that there is at least on audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert’ and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2020	FYE 6/30/2019
Audit Fees	$30,950	$29,850
Audit-Related Fees	N/A	N/A
Tax Fees	$5,600	$5,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2020	FYE 6/30/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 6/30/2020	FYE 6/30/2019
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	09/8/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	09/8/2020

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	09/8/2020